                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 22, 2002


                           RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC
                      RENAISSANCE MEDIA CAPITAL CORPORATION
                      -------------------------------------
           (Exact name of registrants as specified in their charters)

                                    Delaware
                                    Delaware
                                    Delaware
                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


                333-56679                             14-1803051
                333-56679-02                          14-1801165
                333-56679-01                          14-1801164
                333-56679-03                          14-1803049
                ------------                          ----------
          (Commission File Number)      (Federal Employer Identification Number)


             12405 Powerscourt Drive
               St. Louis, Missouri                            63131
               -------------------                            -----
      (Address of Principal Executive Offices)              (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective April 22, 2002, Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (collectively, the "Registrants"), dismissed Arthur Andersen LLP ("Arthur Andersen") as the Registrants' independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Registrants' independent public accountants for the fiscal year 2002. The decision was approved by Charter Communications, Inc., the manager of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC (the "Manager") and by the sole director of Renaissance Media Capital Corporation and was authorized by the Manager's Board of Directors.

         Arthur Andersen's audit reports on the Registrants' consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrants' two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through April 22, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Registrants' consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrants provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 26, 2002, stating its agreement with such statements.

         In the years ended December 31, 2001 and 2000 and through April 22, 2002, the Registrants did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants' consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

              16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 26, 2002. *

              *  filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.


                                     RENAISSANCE MEDIA GROUP LLC
                                     RENAISSANCE MEDIA (LOUISIANA) LLC
                                     RENAISSANCE MEDIA (TENNESSEE) LLC

Dated: April 26, 2002                By: CHARTER COMMUNICATIONS, INC.
                                         ----------------------------
                                         their Manager

                                     By: /s/ KENT D. KALKWARF
                                         --------------------
                                     Name:  Kent D. Kalkwarf
                                     Title: Executive Vice President and Chief
                                            Financial Officer
                                     (Principal Financial Officer and Principal
                                     Accounting Officer) of Charter
                                     Communications, Inc. (Manager), Renaissance
                                     Media Group LLC; Renaissance Media
                                     (Louisiana) LLC; and Renaissance Media
                                     (Tennessee) LLC

                                     RENAISSANCE MEDIA CAPITAL CORPORATION
Dated: April 26, 2002                By: /s/ KENT D. KALKWARF
                                         --------------------
                                     Name:  Kent D. Kalkwarf
                                     Title: Executive Vice President and Chief
                                     Financial Officer (Principal Financial
                                     Officer and Principal Accounting Officer)
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                                  EXHIBIT INDEX

Exhibit
Number                     Description
16.1                       Letter from Arthur Andersen LLP to the Securities and
                           Exchange Commission dated April 26, 2002.